Intangible assets	12 Months Ended
Dec. 31, 2021
Intangible assets and goodwill [abstract]
Intangible assets
3.5 Intangible assets

(CHF in thousands)	Patents and other rights	Software	Goodwill	Total

Cost at January 1, 2020	6,649	3,566	1,791	12,006
Additions	45,123	7,284	—	52,407
Currency translation	(1)	—	—	(2)
Cost at December 31, 2020	51,771	10,850	1,791	64,411
Additions	1,015	10,589	—	11,604
Currency translation	1	(2)	—	(1)
Cost at December 31, 2021	52,787	21,436	1,791	76,014
Accumulated Amortization at January 1, 2020	(4,383)	(1,713)	—	(6,096)
Amortization	(2,666)	(982)	—	(3,648)
Accumulated Amortization at December 31, 2020	(7,049)	(2,695)	—	(9,744)
Amortization	(3,876)	(4,930)	—	(8,806)
Accumulated Amortization at December 31, 2021	(10,924)	(7,625)	—	(18,550)
Net Value
at January 1, 2020	2,266	1,853	1,791	5,911
at December 31, 2020	44,722	8,155	1,791	54,667
at December 31, 2021	41,862	13,811	1,791	57,464

As at December 31, 2021, software includes capitalized IT development costs not yet in use in the amount of CHF 604k (December 31, 2020: CHF 364k). In 2021, costs recognized in general and administrative expenses within the income statement for innovation and development amount to CHF (5,334)k (2020: CHF (1,852)k).
In 2020, Patents and other rights include a non-cash addition related to license rights for trademarks in the amount of CHF 44,795k. As part of the SLIA transaction (refer to 6.1 Share-based compensation for additional information), an intangible asset related to the license rights and corresponding equity instruments were determined at fair value. The intangible asset and corresponding increase in capital reserves were recognized at the signing date of the agreement. The fair value of the intangible asset was determined by applying the relief from royalty methodology. The intangible asset is amortized over the useful life of 15 years.
Goodwill is allocated and monitored on segment level. Based on the annual impairment assessments performed, there was no need to recognize any impairment of goodwill in 2021 nor 2020. None of the goodwill is expected to be deductible for tax purposes.

Accounting policies
Intangible assets acquired are valued at purchase cost less accumulated amortization and any impairment in value. On only capitalizes certain IT development costs if the identifiable asset is cumulatively commercially and technically feasible, can and will be completed, its costs can be measured reliably, and will generate probable future economic benefits. All other research and development costs are expensed as incurred.

Goodwill acquired in a business combination is measured at cost less any impairment in value. Goodwill is not amortized but is assessed for impairment annually or whenever events or changes in circumstances indicate that its value might be impaired.

Except for goodwill, On has no intangible assets with an indefinite useful life.

Amortization is calculated on a straight-line basis over the expected useful life of the individual assets or asset categories:
•Patents and other rights: 4 years
•License rights for trademarks: 15 years
•Software acquired: 4 years
•IT development costs capitalized: Determined separately for each asset, varies from 1.5 to 3 years

For capitalized IT development costs, amortization starts when the asset is ready for use. Capitalized IT development costs not yet in use are tested annually for impairment or whenever events or changes in circumstances indicate that its value might be impaired.

At each reporting date, the residual values, useful lives and method of amortization are reviewed and adjusted prospectively, if applicable. Furthermore, On assesses whether there is any indication, that an asset may be impaired. If any such indication exists, the recoverable amount (the higher of fair value less cost of disposal or value in use) of the asset is estimated. If the recoverable amount is lower than carrying amount, an impairment loss is recognized.

Intangible assets are derecognized upon disposal or when no future economic benefits are expected from its use or disposal. Any gain or loss arising on derecognition is included in the income statement.

Significant judgments and accounting estimates
On uses judgement to determine commercial and technical feasibility when capitalizing certain IT development costs. In calculating the respective costs, both planning and actual data are taken into consideration. The determinants are reviewed on a regular basis.

The intangible asset corresponding to the SLIA transaction was calculated using the relief from royalty method, based on royalty data for comparable license agreements and businesses in the sporting goods and sports apparel sector. To validate the appropriateness of the royalty rate, the Knoppe formula was applied. When determining the fair value, a discount rate of 9.3% was used. The entity approach in terms of the weighted average cost of capital was applied. The saved license expenses (after tax) where calculated based on the estimated revenue multiplied with the relevant royalty rate.

For the purpose of impairment testing, the recoverable amount of the respective intangible asset is compared to its carrying amount. The recoverable amounts (the higher of fair value less cost of disposal or value in use) are measured on the basis of value-in-use calculations and as such are significantly impacted by the projected cash flows, the discount rates, and other parameters applied. These projections, estimates and input parameters subject to management judgment could vary significantly from future actuals.